UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2016

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

This Current Report on Form 8-K is filed by Manhattan Bridge Capital, Inc. (the “Company”), in connection with the items set forth below.

Item 1.01	Entry into a Material Definitive Agreement

On August 9, 2016, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Aegis Capital Corp., acting as sole book-running manager (the “Underwriter”), for a firm commitment public offering (the “Public Offering”) of 672,269 common shares of the Company, par value $0.001 per share (the “Shares”). The price to the public in the Public Offering is $5.95 per Share and the Underwriter has agreed to purchase the Shares from the Company at a price of $5.5335 per Share. In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 100,840 Shares at the same price to cover over-allotments, if any. Under the terms of the Underwriting Agreement, the Company also issued warrants to the Underwriter to purchase up to a total of 33,613 Shares at a price of $7.4375 per share. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The gross proceeds to the Company from the Public Offering are approximately $3,720,000 before underwriting discounts and commissions and other estimated offering expenses. The Public Offering closed on August 15, 2016.

The Public Offering was made pursuant to an effective shelf registration statement on Form S-3 (SEC File No. 333-203678) that was declared effective by the Securities and Exchange Commission (the “SEC”) on May 18, 2015 and a prospectus supplement, including the base prospectus included in the aforementioned registration statement, dated August 9, 2016.

The foregoing description of the Public Offering and the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On August 15, 2016, the Company issued a press release announcing the closing of the Public Offering. On August 9, 2016, the Company issued a press release announcing that it had priced the Public Offering. The press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 9, 2016, between in the Company and the Underwriter
4.1	Form of Representative Warrants
5.1	Legal Opinion
99.1	Press release dated August 15, 2016
99.2	Press release dated August 9, 2016

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: August 15, 2016	By: /s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer

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